EXHIBIT 10.103



                              ARIS INDUSTRIES, INC.
                                475 Fifth Avenue
                            New York, New York 10017


                                                                  June 18, 1997


BNY Financial Corporation
1290 Avenue of the Americas
New York, New York 10104

       Re:  Consent Pursuant to Series A Junior Secured Note Agreement
            ----------------------------------------------------------

Gentleman:

     Reference is made to the Series A Junior Secured Note Agreement dated June 30, 1993 (the "Note Agreement"; terms defined therein being used herein as therein defined) between BNY Financial Corporation ("BNY") and Aris Industries, Inc. ("Aris", formerly known as The Marcade Group, Inc.) and the Series A Junior Secured Note issued pursuant to the Note Agreement by Aris in favor of BNY dated June 30, 1993 in the original principal amount of $7,000,000 (the "Note").

     At the request of Aris, BNY hereby consents to the deferral, until July 18, 1997, of the required payment of the quarterly interest under the Note originally due May 5, 1997 (and previously deferred with BNY's consent until June 18, 1997), subject to the following terms and conditions. The nonpayment of such quarterly interest prior to July 18, 1997 shall not be a Default or Event of Default under the Note Agreement or the Note. The Note Agreement and the Note are hereby deemed amended to implement the foregoing.

     BNY's forbearance from exercising its rights with respect to such quarterly interest payment is not, and shall not be deemed to be, a waiver of any other term, condition, covenant or agreement or any other aspect of the Note Agreement and/or the Note. The forbearance is therefore limited exclusively to the specific period of time and circumstances covered by this letter, and this letter is without prejudice to, and hereby expressly reserves, all other rights and remedies of BNY.

                                             Very truly yours,


                                             ARIS INDUSTRIES, INC.



                                             By: /s/ Paul Spector
                                                 -------------------------------
                                                 Paul Spector,
                                                 Senior Vice President

AGREED AND ACCEPTED:

BNY FINANCIAL CORPORATION

By: /s/ SAM CIRELLO
    ------------------------
    Sam Cirello,
    Executive Vice President